UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-676-5773
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Groupon, Inc. is filing this current report on Form 8-K to provide financial statements of LivingSocial Korea, Inc. and unaudited pro forma financial information relating to LivingSocial Korea, Inc.
The audited consolidated financial statements of LivingSocial Korea, Inc. as of and for the year ended December 31, 2013 and the related notes thereto are filed as Exhibit 99.1 hereto.
(b) Pro forma financial information.
The unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and LivingSocial Korea, Inc. as of and for the year ended December 31, 2013 and the related notes thereto are filed as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Samil PricewaterhouseCoopers, Independent Accountants of LivingSocial Korea, Inc.
99.1	Audited consolidated financial statements of LivingSocial Korea, Inc. as of and for the year ended December 31, 2013 and the related notes thereto.
99.2	Unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and LivingSocial Korea, Inc. as of and for the year ended December 31, 2013 and the related notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: February 12, 2015	By:	/s/ Jason E. Child
	Name:	Jason E. Child
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Samil PricewaterhouseCoopers, Independent Accountants of LivingSocial Korea, Inc.
99.1	Audited consolidated financial statements of LivingSocial Korea, Inc. as of and for the year ended December 31, 2013 and the related notes thereto.
99.2	Unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and LivingSocial Korea, Inc. as of and for the year ended December 31, 2013 and the related notes thereto.